UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2017

Wingstop Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 686-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, Wingstop Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (i) elected the two directors nominated by the Board of Directors and listed below for a three-year term and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1 – Election of directors

Nominees	For	Withheld	Non-Votes
Lynn Crump-Caine	26,424,988	125,736	1,412,046

Wesley S. McDonald	20,104,279	6,446,445	1,412,046

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017

For	Against	Abstain
27,941,934	15,762	5,074

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2017

WINGSTOP INC.

By:	/s/ Michael F. Mravle
Michael F. Mravle
Chief Financial Officer